5 Quarterly Financial Supplement First quarter of fiscal 2023 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

$ in millions, except per share amounts	Three months ended December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	% change from December 31, 2021	September 30, 2022
Revenues:							
Asset management and related administrative fees	$ 1,382	$ 1,464	$ 1,427	$ 1,290	**$ 1,242**	(10)%	(4)%
Brokerage revenues:							
Securities commissions	425	422	385	357	**352**	(17)%	(1)%
Principal transactions	133	142	128	124	**132**	(1)%	6 %
Total brokerage revenues	558	564	513	481	**484**	(13)%	1 %
Account and service fees	177	179	211	266	**289**	63 %	9 %
Investment banking	425	235	223	217	**141**	(67)%	(35)%
Interest income	225	242	374	667	**827**	268 %	24 %
Other	51	27	30	80	**44**	(14)%	(45)%
Total revenues	2,818	2,711	2,778	3,001	**3,027**	7 %	1 %
Interest expense	(37)	(38)	(60)	(170)	**(241)**	551 %	42 %
Net revenues	2,781	2,673	2,718	2,831	**2,786**	— %	(2)%
Non-interest expenses:							
Compensation, commissions and benefits [1]	1,884	1,852	1,834	1,759	**1,736**	(8)%	(1)%
Non-compensation expenses:							
Communications and information processing	112	127	129	138	**139**	24 %	1 %
Occupancy and equipment	59	62	65	66	**66**	12 %	— %
Business development	35	34	58	59	**56**	60 %	(5)%
Investment sub-advisory fees	38	40	38	36	**34**	(11)%	(6)%
Professional fees	28	27	38	38	**32**	14 %	(16)%
Bank loan provision/(benefit) for credit losses	(11)	21	56	34	**14**	NM	(59)%
Other [2]	78	77	85	85	**57**	(27)%	(33)%
Total non-compensation expenses	339	388	469	456	**398**	17 %	(13)%
Total non-interest expenses	2,223	2,240	2,303	2,215	**2,134**	(4)%	(4)%
Pre-tax income	558	433	415	616	**652**	17 %	6 %
Provision for income taxes	112	110	114	177	**143**	28 %	(19)%
Net income	446	323	301	439	**509**	14 %	16 %
Preferred stock dividends	—	—	2	2	**2**	NM	— %
Net income available to common shareholders	$ 446	$ 323	$ 299	$ 437	**$ 507**	14 %	16 %
Earnings per common share – basic [3]	$ 2.16	$ 1.56	$ 1.41	$ 2.03	**$ 2.36**	9 %	16 %
Earnings per common share – diluted [3]	$ 2.10	$ 1.52	$ 1.38	$ 1.98	**$ 2.30**	10 %	16 %
Weighted-average common shares outstanding – basic	206.3	207.7	210.7	215.0	**214.7**	4 %	— %
Weighted-average common and common equivalent shares outstanding – diluted	212.4	213.0	215.7	220.6	**220.4**	4 %	— %

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of December 31, 2021	As of March 31, 2022	As of June 30, 2022	As of September 30, 2022	As of **December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Total assets	$ 68,461	$ 73,101	$ 86,111	$ 80,951	**$ 77,047**	13 %	(5)%
Total common equity attributable to Raymond James Financial, Inc.	$ 8,600	$ 8,602	$ 9,395	$ 9,338	**$ 9,736**	13 %	4 %
Book value per share [4]	$ 41.45	$ 41.38	$ 43.60	$ 43.41	**$ 45.28**	9 %	4 %
Tangible book value per share [4] [5]	$ 37.55	$ 36.46	$ 35.79	$ 35.02	**$ 36.87**	(2)%	5 %
Capital ratios:							
Tier 1 leverage	12.1 %	11.1 %	10.8 %	10.3 %	**11.3 %** [6]		
Tier 1 capital	25.9 %	23.9 %	20.2 %	19.2 %	**20.3 %** [6]		
Common equity tier 1	25.9 %	23.9 %	20.0 %	19.0 %	**20.0 %** [6]		
Total capital	27.0 %	25.0 %	21.5 %	20.4 %	**21.5 %** [6]		

$ in millions	Three months ended December 31, 2021	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended September 30, 2022	Three months ended **December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Adjusted pre-tax income [5]	$ 579	$ 464	$ 480	$ 646	**$ 649**	12 %	— %
Adjusted net income available to common shareholders [5]	$ 462	$ 346	$ 348	$ 459	**$ 505**	9 %	10 %
Adjusted earnings per common share – basic [3] [5]	$ 2.23	$ 1.67	$ 1.65	$ 2.13	**$ 2.35**	5 %	10 %
Adjusted earnings per common share – diluted [3] [5]	$ 2.17	$ 1.62	$ 1.61	$ 2.08	**$ 2.29**	6 %	10 %
Return on common equity [7]	21.2 %	15.0 %	13.3 %	18.7 %	**21.3 %**		
Adjusted return on common equity [5] [7]	21.9 %	16.1 %	15.4 %	19.6 %	**21.2 %**		
Adjusted return on tangible common equity [5] [7]	24.3 %	18.0 %	18.1 %	24.1 %	**26.1 %**		
Pre-tax margin [8]	20.1 %	16.2 %	15.3 %	21.8 %	**23.4 %**		
Adjusted pre-tax margin [5] [8]	20.8 %	17.4 %	17.7 %	22.8 %	**23.3 %**		
Total compensation ratio [9]	67.7 %	69.3 %	67.5 %	62.1 %	**62.3 %**		
Adjusted total compensation ratio [5] [9]	67.3 %	68.8 %	66.8 %	61.5 %	**61.7 %**		
Effective tax rate	20.1 %	25.4 %	27.5 %	28.7 %	**21.9 %**		

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from	
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	December 31, 2021	September 30, 2022
Client asset metrics ($ in billions):							
Client assets under administration	$ 1,257.8	$ 1,256.1	$ 1,125.3	$ 1,093.1	**$ 1,169.7**	(7)%	7 %
Private Client Group assets under administration	$ 1,199.8	$ 1,198.3	$ 1,068.8	$ 1,039.0	**$ 1,114.3**	(7)%	7 %
Private Client Group assets in fee-based accounts	$ 677.8	$ 678.0	$ 606.7	$ 586.0	**$ 633.1**	(7)%	8 %
Financial assets under management	$ 203.2	$ 193.7	$ 182.4	$ 173.8	**$ 185.9**	(9)%	7 %

Net new assets metrics [10] *($ in millions)*	Three months ended				
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**
Domestic Private Client Group net new assets	$ 36,101	$ 24,093	$ 14,663	$ 20,184	**$ 23,226**
Domestic Private Client Group net new assets growth — annualized	13.7 %	8.6 %	5.4 %	8.3 %	**9.8 %**

	As of					% change from	
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	December 31, 2021	September 30, 2022
Clients' domestic cash sweep balances ($ in millions):							
Raymond James Bank Deposit Program ("RJBDP"): [11]							
Bank segment [11]	$ 33,097	$ 33,570	$ 36,646	$ 38,705	**$ 39,098**	18 %	1 %
Third-party banks	24,316	25,887	25,478	21,964	**18,231**	(25)%	(17)%
Subtotal RJBDP	57,413	59,457	62,124	60,669	**57,329**	— %	(6)%
Client Interest Program	16,065	17,013	13,717	6,445	**3,053**	(81)%	(53)%
Total clients' domestic cash sweep balances	$ 73,478	$ 76,470	$ 75,841	$ 67,114	**$ 60,382**	(18)%	(10)%

	Three months ended				
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**
Average yield on RJBDP - third-party banks [12]	0.28 %	0.32 %	0.88 %	1.85 %	**2.72 %**

	As of					% change from	
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	December 31, 2021	September 30, 2022
Private Client Group financial advisors:							
Employees	3,447	3,601	3,615	3,638	**3,631**	5 %	— %
Independent contractors	5,017	5,129	5,001	5,043	**5,068**	1 %	— %
Total advisors	8,464	8,730	8,616	8,681	**8,699**	3 %	— %

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Revenues:							
Asset management and related administrative fees	$ 1,162	$ 1,245	$ 1,214	$ 1,089	**$ 1,053**	(9)%	(3)%
Brokerage revenues:							
Mutual and other fund products	171	166	149	134	**128**	(25)%	(4)%
Insurance and annuity products	111	110	109	108	**104**	(6)%	(4)%
Equities, ETFs, and fixed income products	115	121	115	107	**113**	(2)%	6 %
Total brokerage revenues	397	397	373	349	**345**	(13)%	(1)%
Account and service fees:							
Mutual fund and annuity service fees	114	109	102	103	**98**	(14)%	(5)%
RJBDP fees: [11]							
Bank segment [11]	50	49	79	179	**268**	436 %	50 %
Third-party banks	17	20	56	109	**137**	706 %	26 %
Client account and other fees	49	53	59	59	**60**	22 %	2 %
Total account and service fees	230	231	296	450	**563**	145 %	25 %
Investment banking	13	9	6	10	**9**	(31)%	(10)%
Interest income	33	37	68	111	**109**	230 %	(2)%
All other	7	6	11	8	**6**	(14)%	(25)%
Total revenues	1,842	1,925	1,968	2,017	**2,085**	13 %	3 %
Interest expense	(3)	(3)	(10)	(26)	**(22)**	633 %	(15)%
Net revenues	1,839	1,922	1,958	1,991	**2,063**	12 %	4 %
Non-interest expenses:							
Financial advisor compensation and benefits	1,187	1,231	1,187	1,091	**1,075**	(9)%	(1)%
Administrative compensation and benefits	283	289	306	321	**342**	21 %	7 %
Total compensation, commissions and benefits	1,470	1,520	1,493	1,412	**1,417**	(4)%	— %
Non-compensation expenses	174	189	214	208	**212**	22 %	2 %
Total non-interest expenses	1,644	1,709	1,707	1,620	**1,629**	(1)%	1 %
Pre-tax income	$ 195	$ 213	$ 251	$ 371	**$ 434**	123 %	17 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

$ in millions	Three months ended December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Revenues:							
Brokerage revenues:							
Fixed income	$ 120	$ 125	$ 107	$ 96	**$ 100**	(17)%	4 %
Equity	39	41	32	30	**34**	(13)%	13 %
Total brokerage revenues	159	166	139	126	**134**	(16)%	6 %
Investment banking:							
Merger & acquisition and advisory	271	139	147	152	**102**	(62)%	(33)%
Equity underwriting	97	52	36	25	**15**	(85)%	(40)%
Debt underwriting	44	35	34	30	**16**	(64)%	(47)%
Total investment banking	412	226	217	207	**133**	(68)%	(36)%
Interest income	5	5	6	20	**23**	360 %	15 %
Affordable housing investments business revenues	35	15	21	56	**24**	(31)%	(57)%
All other	5	4	3	9	**4**	(20)%	(56)%
Total revenues	616	416	386	418	**318**	(48)%	(24)%
Interest expense	(2)	(3)	(3)	(19)	**(23)**	1,050 %	21 %
Net revenues	614	413	383	399	**295**	(52)%	(26)%
Non-interest expenses:							
Compensation, commissions and benefits	331	253	243	238	**213**	(36)%	(11)%
Non-compensation expenses	82	73	79	95	**98**	20 %	3 %
Total non-interest expenses	413	326	322	333	**311**	(25)%	(7)%
Pre-tax income/(loss)	$ 201	$ 87	$ 61	$ 66	**$ (16)**	NM	NM

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from $ in millions December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 December 31, 2021 September 30, 2022 Revenues: Asset management and related administrative fees: Managed programs $ 151 $ 149 $ 145 $ 140 $ 134 (11) % (4) % Administration and other 76 77 75 69 63 (17) % (9) % Total asset management and related administrative fees 227 226 220 209 197 (13) % (6) % Account and service fees 6 6 5 5 5 (17) % — % All other 3 2 3 2 5 67% 150 % Net revenues 236 234 228 216 207 (12) % (4) % Non-interest expenses: Compensation, commissions and benefits 46 47 49 52 47 2% (10) % Non-compensation expenses 83 84 86 81 80 (4) % (1) % Total non-interest expenses 129 131 135 133 127 (2) % (5) % Pre-tax income $ 107 $ 103 $ 93 $ 83 $ 80 (25) % (4) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

Three months ended % change from $ in millions December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 December 31, 2021 September 30, 2022 Revenues: Interest income $ 187 $ 199 $ 296 $ 527 $ 676 261% 28 % Interest expense (10) (10) (26) (110) (185) 1,750% 68 % Net interest income 177 189 270 417 491 177% 18 % All other 6 8 6 11 17 183% 55 % Net revenues 183 197 276 428 508 178% 19 % Non-interest expenses: Compensation and benefits 13 14 21 36 40 208% 11 % Non-compensation expenses: Bank loan provision/(benefit) for credit losses (11) 21 56 34 14 NM (59) % RJBDP fees to Private Client Group (11) 50 49 79 179 268 436% 50 % All other 29 30 46 56 50 72% (11) % Total non-compensation expenses 68 100 181 269 332 388% 23 % Total non-interest expenses 81 114 202 305 372 359% 22 % Pre-tax income $ 102 $ 83 $ 74 $ 123 $ 136 33% 11 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Bank (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 9

Three months ended % change from $ in millions December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 December 31, 2021 September 30, 2022 Revenues: Interest income $ 1 $ 3 $ 6 $ 15 $ 30 2,900% 100 % Net gains/(losses) on private equity investments 5 (2) (3) 9 2 (60) % (78) % All other 2 5 — 2 1 (50) % (50) % Total revenues 8 6 3 26 33 313% 27 % Interest expense (23) (24) (24) (22) (24) 4% 9 % Net revenues (15) (18) (21) 4 9 NM 125 % Non-interest expenses: Compensation and other 32 35 43 31 23 (28) % (26) % Insurance settlement received (2) — — — — (32) (28) % (26) % Total non-interest expenses 32 35 43 31 (9) NM NM Pre-tax income/(loss) $ (47) $ (53) $ (64) $ (27) $ 18 NM NM RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (13) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment

$ in millions	As of December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Total assets	$ 37,789	$ 38,167	$ 55,562	$ 56,737	**$ 57,623**	52 %	2 %
Bank loans, net:							
Raymond James Bank	$ 26,132	$ 27,883	$ 30,053	$ 31,109	**$ 31,690**	21 %	2 %
TriState Capital Bank	—	—	11,790	12,130	**12,376**	NM	2 %
Total bank loans, net	$ 26,132	$ 27,883	$ 41,843	$ 43,239	**$ 44,066**	69 %	2 %
Bank loan allowance for credit losses	$ 308	$ 328	$ 377	$ 396	**$ 408**	32 %	3 %
Bank loan allowance for credit losses as a % of total loans held for investment	1.18 %	1.17 %	0.90 %	0.91 %	**0.92 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (14)	*2.13 %*	*2.11 %*	*1.73 %*	*1.73 %*	***1.64 %***		
Total nonperforming assets	$ 74	$ 104	$ 92	$ 74	**$ 61**	(18)%	(18)%
Nonperforming assets as a % of total assets	0.20 %	0.27 %	0.17 %	0.13 %	**0.11 %**		
Total criticized loans	$ 735	$ 735	$ 687	$ 496	**$ 447**	(39)%	(10)%
Criticized loans as a % of loans held for investment	2.75 %	2.63 %	1.63 %	1.14 %	**1.01 %**		

$ in millions	As of December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Securities-based loans (15)	$ 6,563	$ 6,904	$ 15,312	$ 15,297	**$ 14,885**	127 %	(3)%
Commercial and industrial loans	8,608	9,067	10,897	11,173	**11,405**	32 %	2 %
Commercial real estate loans	2,992	3,321	6,354	6,549	**6,929**	132 %	6 %
Real estate investment trust loans	1,189	1,408	1,416	1,592	**1,680**	41 %	6 %
Residential mortgage loans	5,568	5,945	6,728	7,386	**7,818**	40 %	6 %
Tax-exempt loans	1,290	1,287	1,347	1,501	**1,667**	29 %	11 %
Total loans held for investment	26,210	27,932	42,054	43,498	**44,384**	69 %	2 %
Held for sale loans	230	279	166	137	**90**	(61)%	(34)%
Total loans held for sale and investment	26,440	28,211	42,220	43,635	**44,474**	68 %	2 %
Allowance for credit losses	(308)	(328)	(377)	(396)	**(408)**	32 %	3 %
Bank loans, net	$ 26,132	$ 27,883	$ 41,843	$ 43,239	**$ 44,066**	69 %	2 %

$ in millions	Three months ended December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**	% change from December 31, 2021	% change from September 30, 2022
Bank loan provision/(benefit) for credit losses	$ (11)	$ 21	$ 56	$ 34	**$ 14**	NM	(59)%
Net charge-offs	$ 1	$ 1	$ 10	$ 14	**$ 2**	100 %	(86)%
Net interest margin (net yield on interest-earning assets)	1.92 %	2.01 %	2.41 %	2.91 %	**3.36 %**		

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Beginning with our fiscal third quarter of 2022, certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended				
$ in millions	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**
Net income available to common shareholders	$ 446	$ 323	$ 299	$ 437	**$ 507**
Non-GAAP adjustments:					
Expenses directly related to acquisitions included in the following financial statement line items:					
Compensation, commissions and benefits — Acquisition-related retention [(1)]	11	14	18	17	**18**
Professional fees	2	5	4	1	**—**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans	—	—	26	—	**—**
Other					
Amortization of identifiable intangible assets [(16)]	8	6	8	11	**11**
Initial provision for credit losses on acquired lending commitments	—	—	5	—	**—**
All other acquisition-related expenses	—	6	4	1	**—**
Total "Other" expense	8	12	17	12	**11**
Total expenses related to acquisitions	21	31	65	30	**29**
Other — Insurance settlement received [(2)]	—	—	—	—	**(32)**
Pre-tax impact of non-GAAP adjustments	21	31	65	30	**(3)**
Tax effect of non-GAAP adjustments	(5)	(8)	(16)	(8)	**1**
Total non-GAAP adjustments, net of tax	16	23	49	22	**(2)**
Adjusted net income available to common shareholders [(5)]	$ 462	$ 346	$ 348	$ 459	**$ 505**
Pre-tax income	$ 558	$ 433	$ 415	$ 616	**$ 652**
Pre-tax impact of non-GAAP adjustments (as detailed above)	21	31	65	30	**(3)**
Adjusted pre-tax income [(5)]	$ 579	$ 464	$ 480	$ 646	**$ 649**
Compensation, commissions and benefits expense	$ 1,884	$ 1,852	$ 1,834	$ 1,759	**$ 1,736**
Less: Acquisition-related retention (as detailed above)	11	14	18	17	**18**
Adjusted "Compensation, commissions and benefits" expense [(5)]	$ 1,873	$ 1,838	$ 1,816	$ 1,742	**$ 1,718**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended				
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**
Pre-tax margin [8]	20.1 %	16.2 %	15.3 %	21.8 %	**23.4 %**
Impact of non-GAAP adjustments on pre-tax margin:					
Compensation, commissions and benefits — Acquisition-related retention [1]	0.4 %	0.5 %	0.7 %	0.6 %	**0.6 %**
Professional fees	— %	0.2 %	0.1 %	— %	**— %**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans	— %	— %	1.0 %	— %	**— %**
Other:					
Amortization of identifiable intangible assets [16]	0.3 %	0.2 %	0.3 %	0.4 %	**0.4 %**
Initial provision for credit losses on acquired lending commitments	— %	— %	0.2 %	— %	**— %**
All other acquisition-related expenses	— %	0.3 %	0.1 %	— %	**— %**
Total "Other" expense	0.3 %	0.5 %	0.6 %	0.4 %	**0.4 %**
Total expenses related to acquisitions	0.7 %	1.2 %	2.4 %	1.0 %	**1.0 %**
Other — Insurance settlement received [2]	— %	— %	— %	— %	**(1.1)%**
Total non-GAAP adjustments	0.7 %	1.2 %	2.4 %	1.0 %	**(0.1)%**
Adjusted pre-tax margin [5] [8]	20.8 %	17.4 %	17.7 %	22.8 %	**23.3 %**
Total compensation ratio [9]	67.7 %	69.3 %	67.5 %	62.1 %	**62.3 %**
Less the impact of non-GAAP adjustments on compensation ratio:					
Acquisition-related retention [1]	0.4 %	0.5 %	0.7 %	0.6 %	**0.6 %**
Adjusted total compensation ratio [5] [9]	67.3 %	68.8 %	66.8 %	61.5 %	**61.7 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Earnings per common share (3) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Basic $ 2.16 $ 1.56 $ 1.41 $ 2.03 $ 2.36 Impact of non-GAAP adjustments on basic earnings per common share: Compensation, commissions and benefits — Acquisition-related retention (1) 0.04 0.07 0.09 0.08 0.08 Professional fees 0.01 0.02 0.02 — — Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans — — 0.12 — — Other: Amortization of identifiable intangible assets (16) 0.04 0.03 0.04 0.05 0.06 Initial provision for credit losses on acquired lending commitments — — 0.02 — — All other acquisition-related expenses — 0.03 0.02 0.01 — Total “Other” expense 0.04 0.06 0.08 0.06 0.06 Total expenses related to acquisitions 0.09 0.15 0.31 0.14 0.14 Other — Insurance settlement received (2) — — — — (0.15) Tax effect of non-GAAP adjustments (0.02) (0.04) (0.07) (0.04) — Total non-GAAP adjustments, net of tax 0.07 0.11 0.24 0.10 (0.01) Adjusted basic (5) $ 2.23 $ 1.67 $ 1.65 $ 2.13 $ 2.35 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 14

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Earnings per common share (3) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Diluted $ 2.10 $ 1.52 $ 1.38 $ 1.98 $ 2.30 Impact of non-GAAP adjustments on diluted earnings per common share: Compensation, commissions and benefits — Acquisition-related retention (1) 0.05 0.06 0.08 0.08 0.08 Professional fees 0.01 0.02 0.02 — — Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans — — 0.12 — — Other: Amortization of identifiable intangible assets (16) 0.03 0.03 0.04 0.05 0.06 Initial provision for credit losses on acquired lending commitments — — 0.02 — — All other acquisition-related expenses — 0.03 0.02 0.01 — Total “Other” expense 0.03 0.06 0.08 0.06 0.06 Total expenses related to acquisitions 0.09 0.14 0.30 0.14 0.14 Other — Insurance settlement received (2) — — — — (0.15) Tax effect of non-GAAP adjustments (0.02) (0.04) (0.07) (0.04) — Total non-GAAP adjustments, net of tax 0.07 0.10 0.23 0.10 (0.01) Adjusted diluted (5) $ 2.17 $ 1.62 $ 1.61 $ 2.08 $ 2.29 Book value per share As of $ in millions, except per share amounts December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total common equity attributable to Raymond James Financial, Inc. $ 8,600 $ 8,602 $ 9,395 $ 9,338 $ 9,736 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 874 1,110 1,810 1,931 1,938 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (65) (88) (128) (126) (129) Tangible common equity attributable to Raymond James Financial, Inc. (5) $ 7,791 $ 7,580 $ 7,713 $ 7,533 $ 7,927 Common shares outstanding 207.5 207.9 215.5 215.1 215.0 Book value per share (4) $ 41.45 $ 41.38 $ 43.60 $ 43.41 $ 45.28 Tangible book value per share (4) (5) $ 37.55 $ 36.46 $ 35.79 $ 35.02 $ 36.87 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 15

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Return on common equity Three months ended $ in millions December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Average common equity (17) $ 8,423 $ 8,601 $ 8,999 $ 9,367 $ 9,537 Impact of non-GAAP adjustments on average common equity: Compensation, commissions and benefits — Acquisition-related retention (1) 6 7 9 9 9 Professional fees 1 3 2 1 — Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans — — 13 — — Other: Amortization of identifiable intangible assets (16) 4 3 4 5 5 Initial provision for credit losses on acquired lending commitments — — 3 — — All other acquisition-related expenses — 3 2 — — Total “Other” expense 4 6 9 5 5 Total expenses related to acquisitions 11 16 33 15 14 Other — Insurance settlement received (2) — — — — (16) Tax effect of non-GAAP adjustments (3) (4) (8) (4) 1 Total non-GAAP adjustments, net of tax 8 12 25 11 (1) Adjusted average common equity (5) (17) $ 8,431 $ 8,613 $ 9,024 $ 9,378 $ 9,536 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity

	Three months ended				
$ in millions	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**
Average common equity [17]	$ 8,423	$ 8,601	$ 8,999	$ 9,367	**$ 9,537**
Less:					
Average goodwill and identifiable intangible assets, net	878	992	1,460	1,871	**1,935**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(64)	(77)	(108)	(127)	**(128)**
Average tangible common equity [5] [17]	$ 7,609	$ 7,686	$ 7,647	$ 7,623	**$ 7,730**
Impact of non-GAAP adjustments on average tangible common equity:					
Compensation, commissions and benefits — Acquisition-related retention [1]	6	7	9	9	**9**
Professional fees	1	3	2	1	**—**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans	—	—	13	—	**—**
Other:					
Amortization of identifiable intangible assets [16]	4	3	4	5	**5**
Initial provision for credit losses on acquired lending commitments	—	—	3	—	**—**
All other acquisition-related expenses	—	3	2	—	**—**
Total "Other" expense	4	6	9	5	**5**
Total expenses related to acquisitions	11	16	33	15	**14**
Other — Insurance settlement received [2]	—	—	—	—	**(16)**
Tax effect of non-GAAP adjustments	(3)	(4)	(8)	(4)	**1**
Total non-GAAP adjustments, net of tax	8	12	25	11	**(1)**
Adjusted average tangible common equity [5] [17]	$ 7,617	$ 7,698	$ 7,672	$ 7,634	**$ 7,729**
Return on equity [7]	21.2 %	15.0 %	13.3 %	18.7 %	**21.3 %**
Adjusted return on equity [5] [7]	21.9 %	16.1 %	15.4 %	19.6 %	**21.2 %**
Return on tangible common equity [5] [7]	23.4 %	16.8 %	15.6 %	22.9 %	**26.2 %**
Adjusted return on tangible common equity [5] [7]	24.3 %	18.0 %	18.1 %	24.1 %	**26.1 %**

Please refer to the footnotes at the end of this supplement for additional information.
17

Footnotes (1) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) The three months ended December 31, 2022 included the favorable impact of a $32 million insurance settlement received during the quarter related to a previously settled litigation matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (3) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2021, June 30, 2022, September 30, 2022, and December 31, 2022 and $0 for the three months ended March 31, 2022. (4) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (5) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (6) Estimated. (7) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (8) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (9) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (10) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group AUA balance for the indicated period. (11) We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. Fees earned by the Private Client Group on deposits held by our Bank segment are eliminated in consolidation. (12) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (13) The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, certain acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on certain of our public debt. (14) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (15) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. (16) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (17) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 18